EXHIBIT 24.1
DIRECTOR’S POWER OF ATTORNEY
NATIONAL GRID PLC (the “Company”)
REGISTRATION OF
DEFERRED COMPENSATION OBLIGATIONS
OF THE COMPANY TO BE ISSUED PURSUANT TO
NATIONAL GRID USA COMPANIES’
DEFERRED COMPENSATION PLAN II
WITH THE US SECURITIES AND EXCHANGE COMMISSION
(the “Registration”)
          I, Nicholas Winser, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:
     1. I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration, and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form S-8 for registration of Deferred Compensation Obligations to be issued pursuant to the National Grid USA Companies’ Deferred Compensation Plan II (“Deferred Compensation Plan”) and the prospectus circulated to participants in the Deferred Compensation Plan.
     2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.
     3. I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

     4. This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.
     5. I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.
          IN WITNESS of which this power of attorney has been executed as a deed on November 16, 2010.

SIGNED as a deed	)

by Nicholas Wisner	)	/s/ Nicholas Wisner
in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY
NATIONAL GRID PLC (the “Company”)
REGISTRATION OF
DEFERRED COMPENSATION OBLIGATIONS
OF THE COMPANY TO BE ISSUED PURSUANT TO
NATIONAL GRID USA COMPANIES’
DEFERRED COMPENSATION PLAN II
WITH THE US SECURITIES AND EXCHANGE COMMISSION
(the “Registration”)
        I, Mark Fairbairn, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:
     1. I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration, and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form S-8 for registration of Deferred Compensation Obligations to be issued pursuant to the National Grid USA Companies’ Deferred Compensation Plan II (“Deferred Compensation Plan”) and the prospectus circulated to participants in the Deferred Compensation Plan.
     2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.
     3. I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

     4. This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.
     5. I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.
          IN WITNESS of which this power of attorney has been executed as a deed on November 16, 2010.

SIGNED as a deed	)
by Mark Fairbairn	)	/s/ Mark Fairbairn

in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY
NATIONAL GRID PLC (the “Company”)
REGISTRATION OF
DEFERRED COMPENSATION OBLIGATIONS
OF THE COMPANY TO BE ISSUED PURSUANT TO
NATIONAL GRID USA COMPANIES’
DEFERRED COMPENSATION PLAN II
WITH THE US SECURITIES AND EXCHANGE COMMISSION
(the “Registration”)
        I, Thomas B. King, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:
     1. I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration, and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form S-8 for registration of Deferred Compensation Obligations to be issued pursuant to the National Grid USA Companies’ Deferred Compensation Plan II (“Deferred Compensation Plan”) and the prospectus circulated to participants in the Deferred Compensation Plan.
     2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.
     3. I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

     4. This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.
     5. I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.
          IN WITNESS of which this power of attorney has been executed as a deed on November 16, 2010.

SIGNED as a deed	)
by Thomas B. King	)	/s/ Thomas B. King

in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY
NATIONAL GRID PLC (the “Company”)
REGISTRATION OF
DEFERRED COMPENSATION OBLIGATIONS
OF THE COMPANY TO BE ISSUED PURSUANT TO
NATIONAL GRID USA COMPANIES’
DEFERRED COMPENSATION PLAN II
WITH THE US SECURITIES AND EXCHANGE COMMISSION
(the “Registration”)
        I, Sir John Parker, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:
     1. I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration, and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form S-8 for registration of Deferred Compensation Obligations to be issued pursuant to the National Grid USA Companies’ Deferred Compensation Plan II (“Deferred Compensation Plan”) and the prospectus circulated to participants in the Deferred Compensation Plan.
     2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.
     3. I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

     4. This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.
     5. I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.
          IN WITNESS of which this power of attorney has been executed as a deed on November 16, 2010.

SIGNED as a deed	)
by Sir John Parker	)	/s/ Sir John Parker

in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY
NATIONAL GRID PLC (the “Company”)
REGISTRATION OF
DEFERRED COMPENSATION OBLIGATIONS
OF THE COMPANY TO BE ISSUED PURSUANT TO
NATIONAL GRID USA COMPANIES’
DEFERRED COMPENSATION PLAN II
WITH THE US SECURITIES AND EXCHANGE COMMISSION
(the “Registration”)
        I, Linda L. Adamany, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:
     1. I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration, and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form S-8 for registration of Deferred Compensation Obligations to be issued pursuant to the National Grid USA Companies’ Deferred Compensation Plan II (“Deferred Compensation Plan”) and the prospectus circulated to participants in the Deferred Compensation Plan.
     2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.
     3. I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

     4. This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.
     5. I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.
          IN WITNESS of which this power of attorney has been executed as a deed on November 16, 2010.

SIGNED as a deed	)
by Linda L. Adamany	)	/s/ Linda L. Adamany

in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY
NATIONAL GRID PLC (the “Company”)
REGISTRATION OF
DEFERRED COMPENSATION OBLIGATIONS
OF THE COMPANY TO BE ISSUED PURSUANT TO
NATIONAL GRID USA COMPANIES’
DEFERRED COMPENSATION PLAN II
WITH THE US SECURITIES AND EXCHANGE COMMISSION
(the “Registration”)
          I, Kenneth Harvey, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:
   1. I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration, and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form S-8 for registration of Deferred Compensation Obligations to be issued pursuant to the National Grid USA Companies’ Deferred Compensation Plan II (“Deferred Compensation Plan”) and the prospectus circulated to participants in the Deferred Compensation Plan.
     2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.
     3. I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

     4. This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.
     5. I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.
          IN WITNESS of which this power of attorney has been executed as a deed on November 16, 2010.

SIGNED as a deed	)
by Kenneth Harvey	)	/s/ Kenneth Harvey

in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY
NATIONAL GRID PLC (the “Company”)
REGISTRATION OF
DEFERRED COMPENSATION OBLIGATIONS
OF THE COMPANY TO BE ISSUED PURSUANT TO
NATIONAL GRID USA COMPANIES’
DEFERRED COMPENSATION PLAN II
WITH THE US SECURITIES AND EXCHANGE COMMISSION
(the “Registration”)
        I, Maria Richter, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:
     1. I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration, and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form S-8 for registration of Deferred Compensation Obligations to be issued pursuant to the National Grid USA Companies’ Deferred Compensation Plan II (“Deferred Compensation Plan”) and the prospectus circulated to participants in the Deferred Compensation Plan.
     2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.
     3. I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

     4. This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.
     5. I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.
          IN WITNESS of which this power of attorney has been executed as a deed on November 16, 2010.

SIGNED as a deed	)
by Maria Richter	)	/s/ Maria Richter

in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY
NATIONAL GRID PLC (the “Company”)
REGISTRATION OF
DEFERRED COMPENSATION OBLIGATIONS
OF THE COMPANY TO BE ISSUED PURSUANT TO
NATIONAL GRID USA COMPANIES’
DEFERRED COMPENSATION PLAN II
WITH THE US SECURITIES AND EXCHANGE COMMISSION
(the “Registration”)
        I, John Allan, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:
     1. I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration, and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form S-8 for registration of Deferred Compensation Obligations to be issued pursuant to the National Grid USA Companies’ Deferred Compensation Plan II (“Deferred Compensation Plan”) and the prospectus circulated to participants in the Deferred Compensation Plan.
     2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.
     3. I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

     4. This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.
     5. I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.
          IN WITNESS of which this power of attorney has been executed as a deed on November 16, 2010.

SIGNED as a deed	)
by John Allan	)	/s/ John Allan

in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY
NATIONAL GRID PLC (the “Company”)
REGISTRATION OF
DEFERRED COMPENSATION OBLIGATIONS
OF THE COMPANY TO BE ISSUED PURSUANT TO
NATIONAL GRID USA COMPANIES’
DEFERRED COMPENSATION PLAN II
WITH THE US SECURITIES AND EXCHANGE COMMISSION
(the “Registration”)
        I, Philip Aiken, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:
     1. I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration, and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form S-8 for registration of Deferred Compensation Obligations to be issued pursuant to the National Grid USA Companies’ Deferred Compensation Plan II (“Deferred Compensation Plan”) and the prospectus circulated to participants in the Deferred Compensation Plan.
     2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.
     3. I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

     4. This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.
     5. I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.
          IN WITNESS of which this power of attorney has been executed as a deed on November 16, 2010.

SIGNED as a deed	)
by Philip Aiken	)	/s/ Philip Aiken

in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel